Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2010
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	10

Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans	11

Quarterly Common Stock Summary, Capital, and Other Data	12
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2010	2009		March ’10 vs ’09
(in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)

Assets
Cash and due from banks	$1,310,640	$1,521,344	$2,272,831	$(962,191)	(42)%
Interest bearing deposits in banks	364,082	319,375	382,755	(18,673)	(5)
Trading account securities	150,463	83,657	83,554	66,909	80
Loans held for sale	327,408	461,647	481,447	(154,039)	(32)
Investment securities	8,946,364	8,587,914	4,908,332	4,038,032	82
Loans and leases (1)	36,931,681	36,790,663	39,548,364	(2,616,683)	(7)
Allowance for loan and lease losses	(1,477,969)	(1,482,479)	(838,549)	(639,420)	76

Net loans and leases	35,453,712	35,308,184	38,709,815	(3,256,103)	(8)

Bank owned life insurance	1,422,874	1,412,333	1,376,996	45,878	3
Premises and equipment	491,573	496,021	517,130	(25,557)	(5)
Goodwill	444,268	444,268	452,110	(7,842)	(2)
Other intangible assets	273,952	289,098	339,572	(65,620)	(19)
Accrued income and other assets	2,681,462	2,630,824	2,177,583	503,879	23

Total Assets	$51,866,798	$51,554,665	$51,702,125	$164,673	—%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$40,303,467	$40,493,927	$39,070,273	$1,233,194	3%
Short-term borrowings	980,839	876,241	959,414	21,425	2
Federal Home Loan Bank advances	157,895	168,977	957,953	(800,058)	(84)
Other long-term debt	2,727,745	2,369,491	2,830,279	(102,534)	(4)
Subordinated notes	1,266,907	1,264,202	1,905,383	(638,476)	(34)
Accrued expenses and other liabilities	1,060,259	1,045,825	1,164,087	(103,828)	(9)

Total Liabilities	46,497,112	46,218,663	46,887,389	(390,277)	(1)

Equity
Huntington Bancshares Incorporated shareholders’ equity
Preferred stock — authorized 6,617,808 shares—
5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,329,186	1,325,008	1,312,875	16,311	1
8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000	362,507	362,507	454,891	(92,384)	(20)
Common stock —
Par value of $0.01 and authorized 1,000,000,000 shares	7,174	7,167	3,916	3,258	83
Capital surplus	6,735,472	6,731,796	5,465,457	1,270,015	23
Less treasury shares at cost	(9,019)	(11,465)	(14,222)	5,203	(37)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(84,334)	(103,382)	(161,072)	76,738	(48)
Unrealized gains (losses) on cash flow hedging derivatives	62,163	58,865	43,580	18,583	43
Pension and other postretirement benefit adjustments	(111,302)	(112,468)	(162,097)	50,795	(31)
Retained (deficit) earnings	(2,922,161)	(2,922,026)	(2,128,592)	(793,569)	37

Total Shareholders’ Equity	5,369,686	5,336,002	4,814,736	554,950	12

Total Liabilities and Shareholders’ Equity	$51,866,798	$51,554,665	$51,702,125	$164,673	—%

Common shares issued	717,382,476	716,741,249	391,595,609
Common shares outstanding	716,556,641	715,761,672	390,681,633
Treasury shares outstanding	825,835	979,577	913,976
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	1,760,578	1,760,578	1,852,962

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2010		2009
(in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)

Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$12,245	33%	$12,888	35%	$12,547	34%	$13,320	35%	$13,768	35%
Commercial real estate:
Construction	1,443	4	1,469	4	1,815	5	1,857	5	2,074	5
Commercial (2)	6,013	16	6,220	17	6,900	18	7,089	18	7,187	18

Commercial real estate (2)	7,456	20	7,689	21	8,715	23	8,946	23	9,261	23

Total commercial	19,701	53	20,577	56	21,262	57	22,266	58	23,029	58

Consumer:
Automobile loans	4,212	11	3,144	9	2,939	8	2,855	7	2,894	7
Automobile leases	191	1	246	1	309	1	383	1	468	1
Home equity	7,514	20	7,563	21	7,576	20	7,631	20	7,663	19
Residential mortgage	4,614	12	4,510	12	4,468	12	4,646	12	4,837	12
Other loans	700	3	751	1	750	2	714	2	657	3

Total consumer	17,231	47	16,214	44	16,042	43	16,229	42	16,519	42

Total loans and leases	$36,932	100%	$36,791	100%	$37,304	100%	$38,495	100%	$39,548	100%

Ending Balances by Business Segment
Retail and Business Banking	$14,347	39%	$14,394	39%	$14,435	39%	$14,871	39%	$15,116	38%
Commercial Banking	7,310	20	7,439	20	7,677	21	7,830	20	8,163	21
Commercial Real Estate	7,152	19	7,525	20	7,947	21	8,232	21	8,506	22
Auto Finance and Dealer Services	5,582	15	4,609	13	4,330	12	4,559	12	4,835	12
Private Financial Group	2,047	6	2,380	7	2,450	6	2,531	7	2,434	6
Treasury / Other (3)	494	1	444	1	465	1	472	1	494	1

Total loans and leases	$36,932	100%	$36,791	100%	$37,304	100%	$38,495	100%	$39,548	100%

	2010		2009
	First		Fourth		Third		Second		First
Average Balances by Business Segment
Retail and Business Banking	$14,294	39%	$14,319	39%	$14,553	38%	$14,847	38%	$15,289	37%
Commercial Banking	7,382	20	7,539	20	7,805	21	8,011	21	8,287	20
Commercial Real Estate	7,358	20	7,857	21	8,151	22	8,426	22	8,500	21
Auto Finance and Dealer Services	5,456	15	4,494	12	4,381	12	4,725	12	5,833	14
Private Financial Group	2,059	5	2,425	7	2,494	6	2,509	6	2,328	6
Treasury / Other (3)	431	1	455	1	471	1	489	1	629	2

Total loans and direct financing leases	$36,980	100%	$37,089	100%	$37,855	100%	$39,007	100%	$40,866	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

(2)	The 2009 first quarter and the 2009 fourth quarter reflected net reclassifications from commercial real estate loans to commercial and industrial loans of $782.2 million and $589.0 million, respectively.

(3)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition

	2010		2009
(in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)

Ending Balances by Type
Demand deposits — non-interest bearing	$6,938	17%	$6,907	17%	$6,306	16%	$6,169	16%	$5,887	15%
Demand deposits — interest bearing	5,948	15	5,890	15	5,401	14	4,842	12	4,306	11
Money market deposits	10,644	26	9,485	23	8,548	21	6,622	17	5,857	15
Savings and other domestic deposits	4,666	12	4,652	11	4,631	12	4,859	12	5,007	13
Core certificates of deposit	9,441	23	10,453	26	11,205	28	12,197	31	12,616	32

Total core deposits	37,637	93	37,387	92	36,091	91	34,689	88	33,673	86
Other domestic deposits of $250,000 or more	684	2	652	2	689	2	846	2	1,041	3
Brokered deposits and negotiable CDs	1,605	4	2,098	5	2,630	7	3,229	8	3,848	10
Deposits in foreign offices	377	1	357	1	419	—	401	2	508	1

Total deposits	$40,303	100%	$40,494	100%	$39,829	100%	$39,165	100%	$39,070	100%

Total core deposits:
Commercial	$11,844	31%	$11,368	30%	$10,884	30%	$9,738	28%	$8,934	27%
Personal	25,793	69	26,019	70	25,207	70	24,951	72	24,739	73

Total core deposits	$37,637	100%	$37,387	100%	$36,091	100%	$34,689	100%	$33,673	100%

Ending Balances by Business Segment
Retail and Business Banking	$28,658	71%	$28,877	71%	$28,136	71%	$27,897	71%	$27,764	71%
Commercial Banking	6,465	16	5,927	15	6,207	16	5,539	14	5,584	14
Commercial Real Estate	566	1	535	1	532	1	484	1	479	1
Auto Finance and Dealer Services	87	—	83	—	98	—	86	—	72	—
Private Financial Group	3,349	8	3,512	9	2,894	7	2,676	7	2,248	6
Treasury / Other (1)	1,178	4	1,560	4	1,962	5	2,483	7	2,923	8

Total deposits	$40,303	100%	$40,494	100%	$39,829	100%	$39,165	100%	$39,070	100%

	2010		2009
	First		Fourth		Third		Second		First
Average Balances by Business Segment
Retail and Business Banking	$28,645	71%	$28,709	71%	$27,892	70%	$27,832	70%	$27,261	71%
Commercial Banking	6,435	16	6,012	15	5,910	15	5,585	14	5,279	14
Commercial Real Estate	553	1	525	1	504	1	473	1	468	1
Auto Finance and Dealer Services	83	—	85	—	95	—	74	—	66	—
Private Financial Group	3,181	9	3,104	9	2,841	8	2,464	7	1,929	6
Treasury / Other (1)	1,326	3	1,779	4	2,351	6	3,106	8	3,186	8

Total deposits	$40,223	100%	$40,214	100%	$39,593	100%	$39,534	100%	$38,189	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully-taxable equivalent basis	2010	2009				1Q10 vs 1Q09
(in millions)	First	Fourth	Third	Second	First	Amount	Percent
Assets
Interest bearing deposits in banks	$348	$329	$393	$369	$355	$(7)	(2)%
Trading account securities	96	110	107	88	278	(182)	(65)
Federal funds sold and securities purchased under resale agreements	—	15	7	—	19	(19)	(100)
Loans held for sale	346	470	524	709	627	(281)	(45)
Investment securities:
Taxable	8,025	8,695	6,510	5,181	3,961	4,064	N.M.
Tax-exempt	445	139	129	126	465	(20)	(4)

Total investment securities	8,470	8,834	6,639	5,307	4,426	4,044	91
Loans and leases: (1)
Commercial:
Commercial and industrial	12,314	12,570	12,922	13,523	13,541	(1,227)	(9)
Commercial real estate:
Construction	1,409	1,651	1,808	1,946	2,033	(624)	(31)
Commercial	6,268	6,807	7,071	7,253	8,079	(1,811)	(22)

Commercial real estate	7,677	8,458	8,879	9,199	10,112	(2,435)	(24)

Total commercial	19,991	21,028	21,801	22,722	23,653	(3,662)	(15)

Consumer:
Automobile loans	4,031	3,050	2,886	2,867	3,837	194	5
Automobile leases	219	276	344	423	517	(298)	(58)

Automobile loans and leases	4,250	3,326	3,230	3,290	4,354	(104)	(2)
Home equity	7,539	7,561	7,581	7,640	7,577	(38)	(1)
Residential mortgage	4,477	4,417	4,487	4,657	4,611	(134)	(3)
Other loans	723	757	756	698	671	52	8

Total consumer	16,989	16,061	16,054	16,285	17,213	(224)	(1)

Total loans and leases	36,980	37,089	37,855	39,007	40,866	(3,886)	(10)
Allowance for loan and lease losses	(1,510)	(1,029)	(950)	(930)	(913)	(597)	65

Net loans and leases	35,470	36,060	36,905	38,077	39,953	(4,483)	(11)

Total earning assets	46,240	46,847	45,525	45,480	46,571	(331)	(1)

Cash and due from banks	1,761	1,947	2,553	2,466	1,553	208	13
Intangible assets	725	737	755	780	3,371	(2,646)	(78)
All other assets	4,486	3,956	3,797	3,701	3,571	915	26

Total Assets	$51,702	$52,458	$51,680	$51,497	$54,153	$(2,451)	(5)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,627	$6,466	$6,186	$6,021	$5,544	$1,083	20%
Demand deposits — interest-bearing	5,716	5,482	5,140	4,547	4,076	1,640	40
Money market deposits	10,340	9,271	7,601	6,355	5,593	4,747	85
Savings and other domestic deposits	4,613	4,686	4,771	5,031	5,041	(428)	(8)
Core certificates of deposit	9,976	10,867	11,646	12,501	12,784	(2,808)	(22)

Total core deposits	37,272	36,772	35,344	34,455	33,038	4,234	13
Other domestic deposits of $250,000 or more	698	667	747	886	1,069	(371)	(35)
Brokered deposits and negotiable CDs	1,843	2,353	3,058	3,740	3,449	(1,606)	(47)
Deposits in foreign offices	410	422	444	453	633	(223)	(35)

Total deposits	40,223	40,214	39,593	39,534	38,189	2,034	5
Short-term borrowings	927	879	879	879	1,099	(172)	(16)
Federal Home Loan Bank advances	179	681	924	947	2,414	(2,235)	(93)
Subordinated notes and other long-term debt	4,062	3,908	4,136	4,640	4,612	(550)	(12)

Total interest bearing liabilities	38,764	39,216	39,346	39,979	40,770	(2,006)	(5)

All other liabilities	947	1,042	863	569	614	333	54
Shareholders’ equity	5,364	5,734	5,285	4,928	7,225	(1,861)	(26)

Total Liabilities and Shareholders’ Equity	$51,702	$52,458	$51,680	$51,497	$54,153	$(2,451)	(5)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates(2)
	2010	2009
Fully-taxable equivalent basis (1)	First	Fourth	Third	Second	First
Assets
Interest bearing deposits in banks	0.18%	0.16%	0.28%	0.37%	0.45%
Trading account securities	2.15	1.89	1.96	2.22	4.04
Federal funds sold and securities purchased under resale agreements	—	0.03	0.14	0.82	0.20
Loans held for sale	4.98	5.13	5.20	5.19	5.04
Investment securities:
Taxable	2.94	3.20	3.99	4.63	5.60
Tax-exempt	4.35	6.31	6.77	6.83	6.61

Total investment securities	3.01	3.25	4.04	4.69	5.71
Loans and leases: (3)
Commercial:
Commercial and industrial	5.60	5.20	5.19	5.00	4.60
Commercial real estate:
Construction	2.66	2.63	2.61	2.78	2.76
Commercial	3.60	3.40	3.43	3.56	3.76

Commercial real estate	3.43	3.25	3.26	3.39	3.55

Total commercial	4.76	4.41	4.40	4.35	4.15

Consumer:
Automobile loans	6.64	7.15	7.34	7.28	7.20
Automobile leases	6.41	6.40	6.25	6.12	6.03

Automobile loans and leases	6.63	7.09	7.22	7.13	7.06
Home equity	5.59	5.82	5.75	5.75	5.13
Residential mortgage	4.89	5.04	5.03	5.12	5.71
Other loans	7.00	6.90	7.21	8.22	8.97

Total consumer	5.73	5.92	5.91	5.95	5.92

Total loans and leases	5.21	5.07	5.04	5.02	4.90

Total earning assets	4.82%	4.70%	4.86%	4.99%	4.99%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.22	0.22	0.22	0.18	0.14
Money market deposits	1.00	1.21	1.20	1.14	1.02
Savings and other domestic deposits	1.19	1.27	1.33	1.37	1.50
Core certificates of deposit	2.93	3.07	3.27	3.50	3.81

Total core deposits	1.51	1.71	1.88	2.06	2.28
Other domestic deposits of $250,000 or more	1.44	1.88	2.24	2.61	2.92
Brokered deposits and negotiable CDs	2.49	2.52	2.49	2.54	2.97
Deposits in foreign offices	0.19	0.18	0.20	0.20	0.17

Total deposits	1.55	1.75	1.92	2.11	2.33
Short-term borrowings	0.21	0.24	0.25	0.26	0.25
Federal Home Loan Bank advances	2.71	1.01	0.92	1.13	1.03
Subordinated notes and other long-term debt	2.25	2.67	2.58	2.91	3.29

Total interest bearing liabilities	1.60%	1.80%	1.93%	2.14%	2.31%

Net interest rate spread	3.22%	2.90%	2.93%	2.85%	2.68%
Impact of noninterest bearing funds on margin	0.25	0.29	0.27	0.25	0.29

Net interest margin	3.47%	3.19%	3.20%	3.10%	2.97%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2010	2009				1Q10 vs 1Q09
(in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent
Interest income	$546,779	$551,335	$553,846	$563,004	$569,957	$(23,178)	(4)%
Interest expense	152,886	177,271	191,027	213,105	232,452	(79,566)	(34)

Net interest income	393,893	374,064	362,819	349,899	337,505	56,388	17
Provision for credit losses	235,008	893,991	475,136	413,707	291,837	(56,829)	(19)

Net interest income (loss) after provision for credit losses	158,885	(519,927)	(112,317)	(63,808)	45,668	113,217	N.M.

Service charges on deposit accounts	69,339	76,757	80,811	75,353	69,878	(539)	(1)
Brokerage and insurance income	35,762	32,173	33,996	32,052	39,948	(4,186)	(10)
Mortgage banking income (loss)	25,038	24,618	21,435	30,827	35,418	(10,380)	(29)
Trust services	27,765	27,275	25,832	25,722	24,810	2,955	12
Electronic banking	25,137	25,173	28,017	24,479	22,482	2,655	12
Bank owned life insurance income	16,470	14,055	13,639	14,266	12,912	3,558	28
Automobile operating lease income	12,303	12,671	12,795	13,116	13,228	(925)	(7)
Securities (losses) gains	(31)	(2,602)	(2,374)	(7,340)	2,067	(2,098)	N.M.
Other income	29,069	34,426	41,901	57,470	18,359	10,710	58

Total noninterest income	240,852	244,546	256,052	265,945	239,102	1,750	1

Personnel costs	183,642	180,663	172,152	171,735	175,932	7,710	4
Outside data processing and other services	39,082	36,812	38,285	40,006	32,992	6,090	18
Deposit and other insurance expense	24,755	24,420	23,851	48,138	17,421	7,334	42
Net occupancy	29,086	26,273	25,382	24,430	29,188	(102)	—
OREO and foreclosure expense	11,530	18,520	38,968	26,524	9,887	1,643	17
Equipment	20,624	20,454	20,967	21,286	20,410	214	1
Professional services	22,697	25,146	18,108	16,658	16,454	6,243	38
Amortization of intangibles	15,146	17,060	16,995	17,117	17,135	(1,989)	(12)
Automobile operating lease expense	10,066	10,440	10,589	11,400	10,931	(865)	(8)
Marketing	11,153	9,074	8,259	7,491	8,225	2,928	36
Telecommunications	6,171	6,099	5,902	6,088	5,890	281	5
Printing and supplies	3,673	3,807	3,950	4,151	3,572	101	3
Goodwill impairment	—	—	—	4,231	2,602,713	(2,602,713)	N.M.
Gain on early extinguishment of debt (2)	—	(73,615)	(60)	(73,038)	(729)	729	N.M.
Other expense	20,468	17,443	17,749	13,765	19,748	720	4

Total noninterest expense	398,093	322,596	401,097	339,982	2,969,769	(2,571,676)	(87)

Income (Loss) before income taxes	1,644	(597,977)	(257,362)	(137,845)	(2,684,999)	2,686,643	N.M.
Benefit for income taxes	(38,093)	(228,290)	(91,172)	(12,750)	(251,792)	213,699	(85)

Net income (loss)	$39,737	$(369,687)	$(166,190)	$(125,095)	$(2,433,207)	$2,472,944	N.M.

Dividends on preferred shares	29,357	29,289	29,223	57,451	58,793	(29,436)	(50)

Net income (loss) applicable to common shares	$10,380	$(398,976)	$(195,413)	$(182,546)	$(2,492,000)	2,502,380	N.M. %

Average common shares — basic	716,320	715,336	589,708	459,246	366,919	349,401	95%
Average common shares — diluted (3)	718,593	715,336	589,708	459,246	366,919	351,674	96

Per common share
Net income (loss) — basic	$0.01	$(0.56)	$(0.33)	$(0.40)	$(6.79)	$6.80	N.M. %
Net income (loss) — diluted	0.01	(0.56)	(0.33)	(0.40)	$(6.79)	6.80	N.M.
Cash dividends declared	0.01	0.01	0.01	0.01	0.01	—	—

Return on average total assets	0.31%	(2.80)%	(1.28)%	(0.97)%	(18.22)%	18.53%	N.M.
Return on average total shareholders’ equity	3.0	(25.6)	(12.5)	(10.2)	N.M.	3.0	—
Return on average tangible shareholders’ equity (4)	4.2	(27.9)	(13.3)	(10.3)	18.4	(14.2)	(77)
Net interest margin (5)	3.47	3.19	3.20	3.10	2.97	0.50	17
Efficiency ratio (6)	60.1	49.0	61.4	51.0	60.5	(0.4)	(1)
Effective tax rate (benefit)	N.M.	(38.2)	(35.4)	(9.2)	(9.4)	9.4	N.M.

Revenue — fully-taxable equivalent (FTE)
Net interest income	$393,893	$374,064	$362,819	$349,899	$337,505	$56,388	17
FTE adjustment	2,248	2,497	4,177	1,216	3,582	(1,334)	(37)

Net interest income (5)	396,141	376,561	366,996	351,115	341,087	55,054	16
Noninterest income	240,852	244,546	256,052	265,945	239,102	1,750	1

Total revenue(5)	$636,993	$621,107	$623,048	$617,060	$580,189	$56,804	10%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 fourth quarter gain related to the purchase of certain subordinated bank notes. The 2009 second quarter gain included $67.4 million related to the purchase of certain trust preferred securities.

(3)	For all the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(4)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2010	2009				1Q10 vs 1Q09
(in thousands, except as noted)	First	Fourth	Third	Second	First	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$13,586	$16,473	$16,491	$31,782	$29,965	$(16,379)	(55)%
Servicing fees	12,418	12,289	12,320	12,045	11,840	578	5
Amortization of capitalized servicing (1)	(10,065)	(10,791)	(10,050)	(14,445)	(12,285)	2,220	(18)
Other mortgage banking income	3,210	4,466	4,109	5,381	9,404	(6,194)	(66)

Sub-total	19,149	22,437	22,870	34,763	38,924	(19,775)	(51)
MSR valuation adjustment (1)	(5,772)	15,491	(17,348)	46,551	(10,389)	4,617	(44)
Net trading gains (losses) related to MSR hedging	11,661	(13,310)	15,913	(50,487)	6,883	4,778	69

Total mortgage banking income	$25,038	$24,618	$21,435	$30,827	$35,418	$(10,380)	(29)%

Mortgage originations (in millions)	$869	$1,131	$998	$1,587	$1,546	$(677)	(44)%
Average trading account securities used to hedge MSRs (in millions)	18	19	19	20	223	(205)	(92)
Capitalized mortgage servicing rights (2)	207,552	214,592	200,969	219,282	167,838	39,714	24
Total mortgages serviced for others (in millions) (2)	15,968	16,010	16,145	16,246	16,315	(347)	(2)
MSR % of investor servicing portfolio	1.30%	1.34%	1.24%	1.35%	1.03%	0.27%	26

Net Impact of MSR Hedging
MSR valuation adjustment(1)	$(5,772)	$15,491	$(17,348)	$46,551	$(10,389)	$4,617	(44)%
Net trading gains (losses) related to MSR hedging	11,661	(13,310)	15,913	(50,487)	6,883	4,778	69
Net interest income related to MSR hedging	169	168	191	199	2,441	(2,272)	(93)

Net impact of MSR hedging	$6,058	$2,349	$(1,244)	$(3,737)	$(1,065)	$7,123	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2010	2009
(in thousands)	First	Fourth	Third	Second	First
Allowance for loan and lease losses, beginning of period	$1,482,479	$1,031,971	$917,680	$838,549	$900,227
Loan and lease losses	(264,222)	(471,486)	(377,443)	(359,444)	(353,005)
Recoveries of loans previously charged off	25,741	26,739	21,501	25,037	11,514

Net loan and lease losses	(238,481)	(444,747)	(355,942)	(334,407)	(341,491)

Provision for loan and lease losses	233,971	895,255	472,137	413,538	289,001
Allowance of assets sold	—	—	—	—	(9,188)
Allowance for loans transferred to held-for-sale	—	—	(1,904)	—	—

Allowance for loan and lease losses, end of period	$1,477,969	$1,482,479	$1,031,971	$917,680	$838,549

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,879	$50,143	$47,144	$46,975	$44,139

Provision for (Reduction in) unfunded loan commitments and letters of credit losses	1,037	(1,264)	2,999	169	2,836

Allowance for unfunded loan commitments and letters of credit, end of period	$49,916	$48,879	$50,143	$47,144	$46,975

Total allowances for credit losses	$1,527,885	$1,531,358	$1,082,115	$964,824	$885,524

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	4.00%	4.03%	2.77%	2.38%	2.12%
Nonaccrual loans and leases (NALs)	84	77	47	50	54
Nonperforming assets (NPAs)	77	72	44	46	47

Total allowances for credit losses (ACL) as % of:
Total loans and leases	4.14%	4.16%	2.90%	2.51%	2.24%
Nonaccrual loans and leases	87	80	50	53	57
Nonperforming assets	80	74	46	48	50

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2010	2009
(in thousands)	First	Fourth	Third		Second	First
Net charge-offs by loan and lease type:
Commercial and industrial	$75,439	$109,816	$68,842	(1)	$98,300 (2)	$210,648 (3)
Commercial real estate:
Construction	34,426	85,345	50,359		31,360	25,642
Commercial	50,873	172,759	118,866		141,261	57,139

Commercial real estate	85,299	258,104	169,225		172,621	82,781

Total commercial	160,738	367,920	238,067		270,921	293,429

Consumer:
Automobile loans	7,666	11,374	8,988		12,379	14,971
Automobile leases	865	1,554	1,753		2,227	3,086

Automobile loans and leases	8,531	12,928	10,741		14,606	18,057
Home equity	37,901	35,764	28,045		24,687	17,680
Residential mortgage	24,311	17,789	68,955	(4)	17,160	6,298
Other loans	7,000	10,346	10,134		7,033	6,027

Total consumer	77,743	76,827	117,875		63,486	48,062

Total net charge-offs	$238,481	$444,747	$355,942		$334,407	$341,491

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2), (3)	2.45%	3.49%	2.13%		2.91%	6.22%
Commercial real estate:
Construction	9.77	20.68	11.14		6.45	5.05
Commercial	3.25	10.15	6.72		7.79	2.83

Commercial real estate	4.44	12.21	7.62		7.51	3.27

Total commercial	3.22	7.00	4.37		4.77	4.96

Consumer:
Automobile loans	0.76	1.49	1.25		1.73	1.56
Automobile leases	1.58	2.25	2.04		2.11	2.39

Automobile loans and leases	0.80	1.55	1.33		1.78	1.66
Home equity	2.01	1.89	1.48		1.29	0.93
Residential mortgage (4)	2.17	1.61	6.15		1.47	0.55
Other loans	3.87	5.47	5.36		4.03	3.59

Total consumer	1.83	1.91	2.94		1.56	1.12

Net charge-offs as a % of average loans	2.58%	4.80%	3.76%		3.43%	3.34%

(1)	The 2009 third quarter included net recoveries totaling $4,080 thousand associated with the Franklin restructuring.

(2)	The 2009 second quarter included net recoveries totaling $9,884 thousand associated with the Franklin restructuring.

(3)	The 2009 first quarter included net charge-offs totaling $128,338 thousand associated with the Franklin restructuring.

(4)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2010	2009
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$511,588	$578,414	$612,701	$456,734	$398,286
Commercial real estate	826,781	935,812	1,133,661	850,846	629,886
Alt-A mortgages	13,368	11,362	9,810	25,861	25,175
Interest-only mortgages	8,193	7,445	8,336	17,428	20,580
Franklin residential mortgages	297,967	299,670	322,796	342,207	360,106
Other residential mortgages	53,422	44,153	49,579	89,992	81,094

Total residential mortgages	372,950	362,630	390,521	475,488	486,955
Home equity	54,789	40,122	44,182	35,299	37,967

Total nonaccrual loans and leases	1,766,108	1,916,978	2,181,065	1,818,367	1,553,094
Other real estate, net:
Residential	68,289	71,427	81,807	107,954	143,856
Commercial	83,971	68,717	60,784	64,976	66,906

Total other real estate, net	152,260	140,144	142,591	172,930	210,762
Impaired loans held for sale (1)	—	969	20,386	11,287	11,887

Total nonperforming assets	$1,918,368	$2,058,091	$2,344,042	$2,002,584	$1,775,743

Nonperforming Franklin loans
Residential mortgage	$297,967	$299,670	$322,796	$342,207	$360,106
OREO	24,423	23,826	30,996	43,623	79,596
Home Equity	31,067	15,004	15,704	2,437	6,000

Total nonperforming Franklin loans	$353,457	$338,500	$369,496	$388,267	$445,702

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	4.78%	5.21%	5.85%	4.72%	3.93%

NPA ratio (2)	5.17	5.57	6.26	5.18	4.46

	2010	2009
(in thousands)	First	Fourth	Third	Second	First
Nonperforming assets, beginning of period	$2,058,091	$2,344,042	$2,002,584	$1,775,743	$1,636,646
New nonperforming assets	237,914	494,607	899,855	750,318	622,515
Franklin impact, net	14,957	(30,996)	(18,771)	(57,436)	(204,523)
Returns to accruing status	(80,840)	(85,867)	(52,498)	(40,915)	(36,056)
Loan and lease losses	(185,387)	(391,635)	(305,405)	(282,713)	(168,382)
OREO losses	(4,160)	(7,394)	(30,623)	(20,614)	(4,034)
Payments	(107,640)	(222,790)	(117,710)	(95,124)	(61,452)
Sales	(14,567)	(41,876)	(33,390)	(26,675)	(8,971)

Nonperforming assets, end of period	$1,918,368	$2,058,091	$2,344,042	$2,002,584	$1,775,743

(1)	The September 30, 2009, figure primarily represents impaired residential mortgage loans held for sale. All other presented figures represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	2010	2009
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$475	$—	$—	$—	$—
Commercial real estate	—	—	2,546	—	—
Residential mortgage (excluding loans guaranteed by the U.S. government)	72,702	78,915	65,716	97,937	88,381
Home equity	29,438	53,343	45,334	35,328	35,717
Other loans and leases	10,598	13,400	14,175	13,474	15,611

Total, excl. loans guaranteed by the U.S. government	$113,213	$145,658	$127,771	$146,739	$139,709
Add: loans guaranteed by U.S. government	96,814	101,616	102,895	99,379	88,551

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$210,027	$247,274	$230,666	$246,118	$228,260

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.31%	0.40%	0.34%	0.38%	0.35%

Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.28%	0.28%	0.26%	0.22

Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.57%	0.68%	0.62%	0.64%	0.58%

Accruing restructured loans:
Commercial	$117,667	$157,049	$153,010	$267,975	$201,508
Alt-A mortgages	57,897	57,278	58,367	46,657	36,642
Interest-only mortgages	8,413	7,890	10,072	12,147	8,500
Other residential mortgages	176,560	154,471	136,024	99,764	62,869

Total residential mortgages	242,870	219,639	204,463	158,568	108,011
Other	62,148	52,871	42,406	35,720	27,014

Total accruing restructured loans	$422,685	$429,559	$399,879	$462,263	$336,533

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2010	2009
(in thousands, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High(1)	$5.810	$4.770	$4.970	$6.180	$8.000
Low(1)	3.650	3.500	3.260	1.550	1.000
Close	5.390	3.650	4.710	4.180	1.660
Average closing price	4.840	3.970	4.209	3.727	2.733

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	716,320	715,336	589,708	459,246	366,919
Average — diluted (2)	718,593	715,336	589,708	459,246	366,919
Ending	716,557	715,762	714,469	568,741	390,682
Book value per common share	$5.13	$5.10	$5.59	$6.23	$7.80
Tangible book value per common share (3)	4.26	4.21	4.69	5.07	6.08
Capital data

	2010	2009
(in millions)	March 31,	December 31,	September 30,	June 30,	March 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,370	$5,336	$5,675	$5,221	$4,815
Less: goodwill	(444)	(444)	(444)	(448)	(452)
Less: other intangible assets	(274)	(289)	(303)	(322)	(340)
Add: related deferred tax liability (3)	95	101	106	112	119

Total tangible equity	4,747	4,704	5,034	4,563	$4,142
Less: Preferred equity	(1,692)	(1,688)	(1,683)	(1,679)	(1,768)

Total tangible common equity	$3,055	$3,016	$3,351	$2,884	$2,374

Total assets	$51,867	$51,555	$52,513	$51,397	$51,702
Less: goodwill	(444)	(444)	(444)	(448)	(452)
Less: other intangible assets	(274)	(289)	(303)	(322)	(340)
Add: related deferred tax liability (3)	95	101	106	112	119

Total tangible assets	$51,244	$50,923	$51,872	$50,739	$51,029

Tangible equity / tangible asset ratio	9.26%	9.24%	9.71%	8.99%	8.12%
Tangible common equity / tangible asset ratio	5.96	5.92	6.46	5.68	4.65

Other capital data:
Total risk-weighted assets	$42,632	$43,248	$44,142	$45,463	$46,383

Tier 1 leverage ratio (4)	10.05%	10.09%	11.30%	10.62%	9.67%
Tier 1 common risk-based capital ratio (4)	6.52	6.69	7.82	6.80	5.63
Tier 1 risk-based capital ratio (4)	11.94	12.03	13.04	11.85	11.14
Total risk-based capital ratio (4)	14.24	14.41	16.23	14.94	14.26

Tangible equity / risk-weighted assets ratio	11.14	10.88	11.41	10.04	8.94

Other data:
Number of employees (full-time equivalent)	10,678	10,272	10,194	10,338	10,540
Number of domestic full-service banking offices (5)	617	611	610	610	608

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	March 31, 2010, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.